Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY
FOR THE TENDER OF
8.75% SECOND PRIORITY SENIOR SECURED NOTES DUE 2034
OF
MIDWEST GENERATION, LLC AND
MIDWEST FINANCE CORP.

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Midwest Generation, LLC and Midwest Finance Corp. (the "Co-Issuers") made pursuant to the Prospectus, dated            , 2004 (the "Prospectus"), if certificates for the outstanding 8.75% Second Priority Senior Secured Notes due 2034 of the Co-Issuers (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), prior to midnight, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

Delivery To:    The Bank of New York, Exchange Agent

By Registered or Certified Mail:
The Bank of New York
Corporate Trust Operations
Reorganization Unit
101 Barclay Street—7 East
New York, NY 10286
Attention: Mr. Bernard Arsenec

By Facsimile Transmission
(for Eligible Institutions only)
Facsimile Number: 212-298-1915
Attention: Mr. Bernard Arsenec

For Information or to Confirm
Telephone Number: 212-815-5908

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

        THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

        Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Co-Issuers the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus.

        Principal Amount of Old Notes Tendered:*

$

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Certificate Nos. (if available)

Total Principal Amount Represented by
Old Notes Certificate(s):

$

If Old Notes will be delivered by book-entry
transfer to The Depository Trust Company,
provide account number:

Account Number

PLEASE SIGN HERE

Signature(s) of Holder(s) or Authorized Signatory	Date
Area Code and Telephone Number:

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Please Print Name(s) and Address(es)

Name(s):

Capacity:

Address(es):

Account:

        ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

GUARANTEE
(Not to be Used for Signature Guarantees)

        The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at the address set forth above within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

________________________________________ Name of Firm	________________________________________ Authorized Signature
________________________________________ Address	________________________________________ Title
________________________________________ Zip Code	Name: _______________________________ (Please Type or Print)
Area Code and Tel. No. __________________	Dated: _______________________________
NOTE:	DO NOT SEND THE OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.